EARNINGS PER UNIT AND CASH DISTRIBUTIONS	12 Months Ended
Dec. 31, 2012
EARNINGS PER UNIT AND CASH DISTRIBUTIONS [Abstract]
EARNINGS PER UNIT AND CASH DISTRIBUTIONS
27. EARNINGS PER UNIT AND CASH DISTRIBUTIONS

The calculations of basic and diluted earnings per unit are presented below:

(in thousands of $ except unit and per unit data)	2012	2011	2010
Net income attributable to general partner and limited partner interests	116,418	85,534	54,267
Less: Dropdown Predecessor (net income)/loss	(28,015)	(21,937)	3,467
Less: distributions paid	(87,072)	(46,423)	—
Under distributed earnings	1,331	17,174	57,734
Under distributed earnings attributable to:
Common unit holders	1,304	16,829	35,615
Subordinated unit holders	—	—	20,964
General Partner	27	345	1,155
Weighted average units outstanding (basic and diluted) (in thousands):
Common units	27,441	23,127	23,127
Subordinated units	15,949	15,949	15,949
General Partner units	886	797	797
Earnings per unit (basic and diluted):
Common units	2.08	1.89	1.54
Subordinated units	1.85	1.16	1.31
General Partner units	2.00	1.59	1.45
Cash distributions declared and paid in the period per unit (2):	1.78	0.73	—
Subsequent event: Cash distributions declared and paid per unit relating to the period (3)	0.50	0.43	—
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(1)  Earnings per unit have been calculated in accordance with the distribution guidelines set forth in the Partnership agreement and are determined by adjusting net income for the period by distributions made or to be made in relation to the period irrespective of the declaration and payment dates.

(2) Refers to cash distribution declared and paid during the period.
(3) Refers to cash distribution declared and paid subsequent to the period end.

As of December 31, 2012, of the Partnership's total number of units outstanding, 46% (2011: 35%) were held by the public and the remaining units were held by Golar (including the general partner units representing a 2% interest).

Earnings per unit is determined by adjusting net income for the period by distributions made or to be made in relation to the period. Any earnings in excess of distributions are allocated to partnership units based upon the cash distribution guidelines in the Partnership's First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"). Any distributions in excess of earnings are allocated to partnership units based upon the allocation and distribution of amounts from partners' capital accounts. The resulting earnings figure is divided by the weighted-average number of units outstanding during the period. For the periods presented prior to April 13, 2011, such units are deemed equal to the common and subordinated units received by Golar.

The General Partner's, common unit holders' and subordinated unit holder's interests in net income are calculated as if all net income was distributed according to the terms of the Partnership Agreement, regardless of whether those earnings would or could be distributed. The Partnership Agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of the quarter after establishment of cash reserves determined by the Partnership's board of directors to provide for the proper conduct of the Partnership's business including reserves for maintenance and replacement capital expenditure and anticipated credit needs. In addition, the General Partner and Golar Energy are entitled to incentive distributions if the amount the Partnership distributes to unit holders with respect to any quarter exceeds specified target levels. Unlike available cash, net income is affected by non-cash items, such as depreciation and amortization, unrealized gains or losses on non-designated derivative instruments and foreign currency translation gains (losses).

Under the Partnership Agreement, during the subordination period, the common units will have the right to receive distributions of available cash from operating surplus in an amount equal to the minimum quarterly distribution of $0.3850 per unit per quarter, plus any arrearages in the payment of minimum quarterly distribution on the common units from prior quarters, before any distributions of available cash from operating surplus may be made on the subordinated units.

The amount of the minimum quarterly distribution is $0.3850 per unit or $1.54 unit per unit on an annualized basis and is made in the following manner, during the subordination period:

•	First, 98% to the common unit holders, pro rata, and 2% to the General Partner until each common unit has received a minimum quarterly distribution of $0.3850;
•
Second, 98% to the common unit holders, pro rata, and 2% to the General Partner, until each common unit has received an amount equal to any arrearages in payment of the minimum quarterly distribution on the common units for prior quarters during the subordination period; and

•	Third, 98% to the holders of subordinated units, pro rata, and 2% to the General Partner until each subordinated unit has received a minimum quarterly distribution of $0.3850.

In addition, the General Partner and Golar Energy currently holds all of the incentive distribution rights in the Partnership. Incentive distribution rights represent the right to receive an increasing percentage of quarterly distributions of available cash from operating surplus after the minimum quarterly distribution and the target distribution levels have been achieved.

If for any quarter:

•	the Partnership has distributed available cash from operating surplus to the common and subordinated unit holders in an amount equal to the minimum quarterly distribution; and
•
the Partnership has distributed available cash from operating surplus on outstanding common units in an amount necessary to eliminate any cumulative arrearages in payment of the minimum quarterly distribution;

then, the Partnership will distribute any additional available cash from operating surplus for that quarter among the unit holders and the General Partner in the following manner:

•	first, 98.0% to all unit holders, pro rata, and 2.0% to the General Partner, until each unit holder receives a total of $0.4428 per unit for that quarter (the "first target distribution");
•
second, 85.0% to all unit holders, pro rata, 2.0% to the General Partner and 13.0% to the holders of the incentive distribution rights, pro rata, until each unit holder receives a total of $0.4813 per unit for that quarter (the "second target distribution");

•
third, 75.0% to all unit holders, pro rata, 2.0% to the General Partner and 23.0% to the holders of the incentive distribution rights, pro rata, until each unit holder receives a total of $0.5775 per unit for that quarter (the "third target distribution"); and

•	thereafter, 50.0% to all unit holders, pro rata, 2.0% to the General Partner and 48.0% to the holders of the incentive distribution rights, pro rata.

In each case, the amount of the target distribution set forth above is exclusive of any distributions to common unit holders to eliminate any cumulative arrearages in payment of the minimum quarterly distribution. The percentage interests set forth above assume that the General Partner maintains its 2.0% general partner interest and that the Partnership does not issue additional classes of equity securities.